Exhibit 10.3 AMENDMENT NO. THREE TO CODESHARE AGREEMENT THIS AMENDMENT NUMBER THREE TO THE CODESHARE AGREEMENT ( “Amendment Three”), dated as of the date of last signature below, is between Frontier Airlines, Inc. (“Frontier”), a corporation organized under the laws of Colorado, having its principal place of business at 4545 Airport Way, Denver, Colorado, 80239 United States of America, and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (“Volaris”), a company organized under the laws of Mexico having its principal office at Antonio Dovalí Jaime No. 70, Torre B, Piso 13, Colonia Zedec Santa Fe, 01210, Álvaro Obregón, Ciudad de México, México, each of Frontier or Volaris may be referred to as a "Party" and may collectively be referred to as the “Parties” or as the “Carriers”. WHEREAS, the Carriers have entered into that certain codeshare agreement dated January 16th, 2018 with respect to scheduled passenger air transportation services operated over one or more city pair routes served by the Carriers, which was amended by the Parties by Amendment No. One dated May 22, 2018, and on February 2th, 2019 the parties executed Amendment two (as amended, the “Codeshare Agreement”). WHEREAS, the Carriers have agreed, subject to the terms and conditions hereof, to further amend the Codeshare Agreement to include the marketing of routes served by either Carrier, as more fully set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Frontier and Volaris hereby agree as follows: 1. DEFINITIONS. Terms defined in the Codeshare Agreement shall have the same meanings herein unless otherwise defined herein or unless the context clearly requires otherwise. 2. AMENDMENTS TO THE CODESHARE AGREEMENT 2.1 The name and address set forth in Section 19.5 shall be deleted in its entirety and replaced by the following: Director, Treasury 4545 Airport Way Denver, Colorado 80239 U.S.A. 2.2 The name for notice to Frontier as set forth in Section 30 shall be deleted in its entirety and replaced by the following: General Counsel 2.3 Codeshare Agreement Schedule G. Schedule G (Codeshare Routes) shall be deleted in its entirety and replaced with Annex 1 attached hereto.

/s/ Howard Diamond 4/12/2024 4/12/2024 /s/ Holger Blankenstein /s/ Jaime Esteban Pous Fernández 2.4 Delete the email addresses in Section 11.1 and replace them with the following: ### and ###. 3. EFFECTIVE DATE. This Amendment Three-shall become effective as of the date of last signature below. 4. Except as modified by this Amendment Three, all other terms and conditions set forth in the Codeshare Agreement shall remain in full force and effect and are hereby reaffirmed. In the event of any conflict or discrepancy between the Codeshare Agreement and this Amendment Three, the terms and conditions of this Amendment Three shall prevail. IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Amendment Three as of the date first written above. Frontier Airlines, Inc. Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. By: By: Holger Blankenstein Title: EVP, Legal & Corporate Affairs & Secretary Title: Executive Vice-President Airline Commercial and Operations Date: Date: _____________________________ By: Jaime Esteban Pous Fernández Title: Chief Financial Officer [Signature page for Amendment Three to the Codeshare Agreement between Frontier Airlines, Inc. and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.]

ANNEX 1 TO AMENDMENT THREETO THE CODESHARE AGREEMENT SCHEDULE G CODESHARE ROUTES